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                                 UNITED STATES
                        SECURITIES EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  February 22, 2001

                               HEALTHCENTRAL.COM
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     DELAWARE                   000-27567              94-3250851
     ----------------    ------------------------  -------------------
     (Jurisdiction of    (Commission file number)  (I.R.S. Employer
     incorporation)                                Identification No.)

                               HealthCentral.com
                       6001 Shellmound Street, Suite 800
                             Emeryville, CA 94608
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                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (510) 250-2500


                                Not Applicable
      ------------------------------------------------------------------
            (Former name or address, if changed since last report)

ITEM 5.  Other Events.

     On June 16, 2000, HealthCentral.com completed its acquisition of Vitamins.com, Inc. This Current Report on Form 8-K is being filed to restate HealthCentral's audited consolidated financial statements and notes thereto for the years ended December 31, 1999, 1998 and 1997 to reflect HealthCentral.com's acquisition of Vitamins.com, Inc., which was accounted for as a pooling-of-interests. The pooling-of-interests method of
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accounting requires the restatement of all periods presented as if Vitamins.com,
Inc. and HealthCentral.com had always been operated as a combined entity during such periods. This Current Report also includes HealthCentral.com's Restated Management's Discussion and Analysis of Financial Condition and Results of Operations for the three years ended December 31, 1999. Unaudited combined results for the three months ended September 30, 2000 are contained in HealthCentral.com's previously filed Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2000, and are incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(c)  Exhibits

     23.1  Consent of PricewaterhouseCoopers LLP

     23.2  Consent of Arthur Andersen LLP

     99.1 Restated Consolidated Financial Statements for the Three Years Ended December 31, 1999

     99.2 Restated Management's Discussion and Analysis of Financial Condition and Results of Operations for the Three Years Ended December 31, 1999.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.


Date: February 22, 2001                 HealthCentral.com

                                        /s/ C. Fred Toney
                                        -----------------------
                                        C. Fred Toney
                                        Chief Financial Officer
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Exhibit Index

23.1        Consent of PricewaterhouseCoopers LLP

23.2        Consent of Arthur Andersen LLP

99.1 Restated Consolidated Financial Statements for the Three Years Ended December 31, 1999

99.2 Restated Management's Discussion and Analysis of Financial Condition and Results of Operations for the Three Years Ended December 31, 1999.